Exhibit 10.9

                               PROMISSORY NOTE AND
                               SECURITY AGREEMENT

      DATE:        FEBRUARY 28, 2007

      MAKER:       SIBLING THEATRICALS, INC.
                   511 West 25th Street, Unit 503
                   New York, New York 10001

      PAYEE:       MOTIVATED MINDS LLC
                   c/o Ira J. Gaines
                   1819 East Morten Ave.
                   Suite 180
                   Phoenix, AZ 85028

      PRINCIPAL
      AMOUNT       SEVEN HUNDRED TWENTY-FIVE THOUSAND DOLLARS & 00/100 DOLLARS
      OF NOTE:     ($725,000)

      FOR VALUE RECEIVED, Makers promise and agree to pay to Payee, or order, at the mailing address of Payee, or at such other place as Payee or any other holder hereof ("Holder") may from time-to-time designate, the principal sum of Seven Hundred Twenty-Five Thousand Dollars and No/100 Dollars ($725,000) with Interest, as follows:

1.    INTEREST RATE PAYMENTS.

      a. Commencing on the date of this Note, and so long as no Event of Default (as defined herein) exists, the unpaid balance of this Note shall accrue interest ("Interest) at the nominal rate of fifteen percent (15%) per annum.

      b. During any Event of Default under this Note, the unpaid balance of this Note shall accrue Interest at the rate of twenty-five percent (25%) per annum ("Default Rate"). Interest shall accrue at the Default Rate from the date of an Event of Default, without notice to Maker.

      c. The interest provided herein shall be calculated on the basis of a 360-day year/30 day month.

      d.The minimum amount of interest to be paid under the terms of this Note is Twenty-one Thousand Seven Hundred Fifty Dollar and Zero cents ($21,750), regardless of the timing of the payments. To the extent that the payments are made under this Note prior to the maturity date of this Note, then to that extent, the actual interest rate may actually exceed the rate stated above, and such amount shall be treated as additional or minimum interest. Makers have agreed to pay a minimum of $21,750 in interest regardless of when payments on this Note are made.

      e.All payments under this Note shall first be credited against costs and expenses provided for in this Note, second to the payment of any late charges, third to the payment of accrued and unpaid Interest, if any, and the remainder shall be credited against principal. All payments due hereunder shall be payable in legal tender of the United States of America, and in same day funds delivered to Holder by cashier's check, certified check, bank wire transfer or any other means of guaranteed funds to the mailing address provided below, or at such other place as Holder shall designate in writing for such purpose from time to time. If a payment under this Note otherwise would become


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

      due and payable on a Saturday, Sunday or legal holiday (any other day being a "Business Day"), the due date of the payment shall be extended to the next succeeding Business Day, and Interest, if any, shall be payable thereon during such extension.

2. MATURITY DATE. If not sooner paid, all unpaid principal and accrued Interest shall be due and payable in full on MAY 28, 2007 ("Maturity Date), or on the date Maker shall receive gross financing proceeds (before deduction of any costs or expenses of the financing, including commissions or similar expenses) of One Million Five Hundred Thousand Dollars and 00/100 Dollars ($1,500,000).

3. LATE CHARGE. Makers shall pay to Holder a late charge ("Late Charge") equal to five percent (5%) of any payment not received by the Holder within ten (10) days after said payment is due.

4. REASONABLENESS OF CHARGES. Makers acknowledge that upon the occurrence of an Event of Default, the damages to the Holder would be extremely difficult to ascertain, including the Holder's lost profit and loss of use of the funds evidenced hereby and expenses incurred in connection with such default, and that the accrual of Interest at the Default Rate and the Late Charge are reasonable estimates of the loss to the Holder incurred by virtue of an Event of Default.

5. LEGAL LIMITS.

            a. Makers agree to an effective rate of interest which is the rate stated herein plus any additional rate of interest resulting from any other payments in the nature of interest, including without limitation, any late charges to the extent that such charges may be deemed includable in interest for any purpose, and the existence of a minimum dollar amount of interest to be charged regardless of any payments that Makers deliver to Payee before the Maturity Date of this Note.

            b. All agreements between Makers and Payee are hereby expressly limited so that in no event whatsoever, whether by reason of deferment in accordance with this Note or under any agreement or by virtue of acceleration or maturity of the obligation evidenced by this Note, or otherwise, shall the amount paid or agreed to be paid to Payee for the advance, use, forbearance or detention of the money represented by this Note or to compensate Payee for damages to be suffered by reason of a late payment or default under this Note, exceed the maximum permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision of this Note, or of any provision in the security for this Note at the time performance of such provision shall be due, shall involve exceeding the limit of validity prescribed by law, from the date of this Note, the obligations to be fulfilled shall be reduced to the limit of such validity. This provision shall never be superseded or waived and shall control every other provision of all agreements between Makers and Payee. Makers represent that the dollar amount of interest to be paid by Makers does not exceed the maximum permissible under applicable law.

6. PREPAYMENT. The unpaid principal balance of this Note may be prepaid in whole at any time, provided the minimum amount of interest required is also paid. .

7. FEES.

            a. Commissions, Fees and Expenses Paid in Cash. The Company will pay the following fees and expenses in connection with and upon the issuance of this Note and funding of the loan represented by the Note: a finder's fee of Twenty-Five Thousand Dollars ($25,000) to Source Capital Group, Inc. ("Source"),
Attn: Richard Kelly, registered representative, 7377 E Doubletree Ranch Rd.; Suite 290, Scottsdale AZ 85258.


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

            b. Fees Paid In Common Stock and Warrants. In addition, Payee shall receive, as of the date of execution of this Note, as a loan origination fee:
(i) 250,000 shares of Sibling Entertainment Group, Inc.'s (the Maker is a wholly owned subsidiary of Sibling Entertainment Group, Inc.) common stock, which shares have piggyback registration rights; and (ii) 700,000 warrants of Sibling Entertainment Group, Inc. (in the form attached as Exhibit A) which convert into 700,000 shares of Sibling Entertainment Group, Inc.'s common stock. The warrants shall be exercisable for a period of five (5) years from the date of issuance with an exercise price of $1.00 per share. Sibling Entertainment Group, Inc. intends to undertake a transaction with Sona Development Corp. whereby Sona Development Corp. shall be the surviving entity and the shareholders of Sibling Entertainment Group, Inc. shall receive shares and warrants in Sona Development Corp. In this case, the shares and warrants set forth herein shall be converted into an equal amount of shares and warrants for Sona Development Corp. and have the same piggyback registration rights.

8. EVENTS OF DEFAULT AND REMEDIES.

            (i). The existence or occurrence of the following events shall constitute an event of default ("Event of Default") under this Note:

(a) Failure to make any payment under this Note when due.

(b) Failure to cause issuance of the shares of common stock and warrants as required in paragraph 7.b. of this Note;

(c) Failure on the part of the Maker to observe or perform any other covenants contained in this Note, but only after written notice of the failure has been given to the Maker by the Payee, and only if the failure has continued unremedied for a period of thirty (30) days after the date the Maker receives the notice of the failure.

(d) The decree or order of a court adjudging the Maker bankrupt or insolvent, or approving a petition seeking reorganization of the Maker under the Bankruptcy Code, if the decree or order has continued undischarged or unstayed for a period of sixty (60) days.

(e) A decree or order of a court for the appointment of a receiver, liquidator, trustee, or assignee in bankruptcy or insolvency of the Maker, or for a sale of all or substantially all of its property1 or for the winding-up or liquidation of its affairs; but only if the decree or order has continued in force undischarged or unstayed for a period of sixty (60) days.

(f) Any of the following actions by the Maker:

      o Institution of voluntary bankruptcy proceedings, consent to the filing of bankruptcy proceedings against it, or filing of a petition or answer or consent seeking reorganization under the Bankruptcy Code.

      o Consent to the appointment of a receiver, liquidator, or trustee in bankruptcy.

      o     Making of a general assignment for the benefit of creditors.

      o Admission in writing of its inability to pay its debts as they become due.


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

      o The entry or filing of any judgment, writ, or warrant of attachment or of any similar process in an amount in excess of $50,000 against the Maker or against any of its property or assets; but only if it remains unpaid, unvacated, unbonded, or unstayed for a period of sixty (60) days.

(g) The occurrence of any default under any other loan agreements or promissory notes to which Makers are a party, or the filing of bankruptcy or assignment for the benefit of creditors by Makers; or

(h) any representation or warranty made by Makers or other signatories hereunder to Payee is materially false or misleading.

            (ii). Upon the occurrence of any Event of Default: (i) the entire unpaid principal balance, any unpaid Interest, and any other amounts owing under this Note shall, at the option of the Holder and without further notice or demand of any kind to Makers or any other person, immediately become due and payable; and, (ii) the Holder shall have and may exercise any and all rights and remedies available at law or in equity and also any and all rights and remedies provided in any security or guarantee for this Note.

            (iii). The remedies of the Holder, as provided in this Note and in any security or guarantee for this Note, shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of the Holder, and may be exercised as often as occasion therefore shall arise. No act of omission or commission of the Holder, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of any right, remedy or recourse, such waiver or release to be effected only through a written document executed by the Holder. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

9. ATTORNEYS' FEES. In the Event of Default under this Note or in the event the Holder seeks legal advice in order to enforce the provisions of this Note or any guarantee after an Event of Default, Makers agree to pay a reasonable sum to Holder for Holder's attorneys' fees. If any action is brought to enforce or interpret the provisions of this Note, the prevailing party shall be entitled to a reasonable sum for attorneys' fees.

10.   CONSTRUCTION.   This  Note  shall  be   governed   as  to  its   validity,
interpretation, construction, effect and in all other respects by and in accordance with the laws and interpretations thereof of the State of Arizona. Unless the context otherwise requires, the use of terms in singular and masculine form shall include in all instances singular and plural number and masculine, feminine and neuter gender.

11. SEVERABILITY. In the event any one or more of the provisions contained in this Note or any future amendment hereto shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note or such other agreement, and in lieu of each such invalid, illegal or unenforceable provision there shall be added automatically as a part of this Note a provision as similar in terms to such invalid, illegal or unenforceable provision as may be possible and be valid, legal and enforceable.

12. ENTIRE AGREEMENT. This Note Agreement represents the entire agreement and understanding between the parties concerning the subject matter hereof and supersede all prior and contemporaneous agreements, understandings, representations and warranties with respect thereto.


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

13. GOVERNING LAW; JURISDICTION; JURY TRIAL. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by the internal laws of the State of Arizona, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Arizona or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Arizona. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Phoenix for the adjudication of any dispute hereunder or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, or in any manner arising in connection with or related to the transactions contemplated hereby or involving the parties hereto whether at law or equity and under any contract, tort or any other claim whatsoever and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing or faxing a copy thereof to such party at the address for such notices as listed in this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

14. MODIFICATION. This Note and any of the obligations hereunder may be waived, changed, amended, discharged or terminated only by an agreement in writing signed by the party against whom enforcement of any waiver, change, amendment, discharge or termination is sought.

15. TIME OF ESSENCE. Time is of the essence of this Note.

16. PAYMENT WITHOUT OFFSET. Principal and Interest shall be paid without deduction or offset.

17. CALENDAR DAYS. Unless otherwise provided in this Note to the contrary, calendar days, and not business days, shall be used in calculating any time periods set forth in this Note.

18. NOTICES. Any notices which any party may be required, or may desire, to give, unless otherwise specified, shall be in writing and shall be (i) hand-delivered, effective upon receipt, (ii) transmitted by telecopier, effective upon receipt, with the original mailed the same date by first class mail, postage prepaid, (iii) sent by United States Express Mail or by private overnight courier, effective upon receipt, or (iv) served by certified mail, postage prepaid, return receipt requested and addressed to such party at the addresses set forth herein, or to such other address(es) or addressee(s) as the party to be served with notice may have furnished in writing to the other party, effective three (3) days after mailing. For purposes of this paragraph all signatories of this Note shall have the same address as Maker.

19. ASSIGNMENT. Payee or any other Holder of this Note may assign all or a portion of its rights, title and interest in this Note and security to any person, firm, corporation or other entity without the consent of Makers.

20. RELATIONSHIP. The relationship of the parties hereto under the terms of this
Note is that of borrowers and lender and it is expressly understood and agreed that nothing contained in this Note or in any security for this Note shall be interpreted or construed to make Makers and Payee partners, joint venturers or participants in any other legal relationship except for borrower and lender. Payee, however, may also be or become a member of the entity that is the Makers


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

of this Note.

21. USE OF FUNDS. The funds borrowed from the Payee under this Note shall be used for the acquisition of Dick Foster Productions, Inc., and to pay the fees payable in cash as identified in Paragraph 7a of this Note.

22. GRANT OF SECURITY INTEREST. As an inducement for the Payee to make a loan evidenced by this Note and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the obligations hereunder, Sibling Theatricals, Inc., Sibling Entertainment Group, Inc., Sibling Pictures, Inc., Sibling Properties, Inc., and Sibling Music Corp., hereby unconditionally and irrevocably, pledge, grant and hypothecate to the Investor, a continuing security interest in, a continuing first lien upon, an unqualified right to possession and disposition of and a right of set-off against, in each case to the fullest extent permitted by law, all of the Company's right, title and interest of whatsoever kind and nature in and to the collateral ("Collateral") set forth on Schedule A attached hereto and made a part hereof. The Maker and all other signatories shall cause the appropriate UCC Financing Statements filed on the Collateral in the appropriate jurisdictions within seven
(7) days of the date hereof. Notwithstanding the above, Sibling Entertainment Group, Inc. hereby agrees that upon an Event of Default hereunder, Payee may request the issuance of up to 8,000,000 shares of common stock of Sibling Entertainment Group, Inc. to satisfy all outstanding obligations hereunder in addition to any and all other Collateral pledged hereunder. Such shares shall have piggyback registration rights. Upon Payee commencing to sell such shares, the following shall occur: (i) if Payee sells all such shares and all outstanding obligations hereunder are not satisfied, then Payee may request the issuance of additional shares in accordance with the terms set forth herein;
(ii) if Payee sells such shares and reaches the point that all outstanding obligations hereunder are satisfied, Payee must return any unsold shares to Sibling Entertainment Group, Inc. Payee shall not be required to foreclose on the Collateral prior to exercising its right to shares of Sibling Entertainment Group, Inc. and may pursue whatever remedies it deems appropriate, including, but not limited to, its rights to any of the other Collateral pledged hereunder.

23. WAIVER. Except as otherwise expressly provided to the contrary in this Note, or other loan documents relating to this Note, Makers for themselves and for their successors, transferees and assigns and all guarantors, endorsers and signers, hereby waives all valuation and appraisement privileges, presentment and demand for payment, protest, notice of protest and nonpayment, dishonor and notice of dishonor, bringing of suit, lack of diligence or delays in collection or enforcement of this Note and notice of the intention to accelerate, the release of any party liable, the release of any security for this Note, the taking of any additional security and any other indulgence or forbearance. Makers agree that this Note and any or all payments coming due hereunder may be extended or renewed from time to time without in any way affecting or diminishing Makers' liability under this Note. The acceptance by Holder of a partial amount of a payment due from Makers to Holder under this Note shall not constitute a waiver of the requirement of Makers to make a full payment to Holder, and it shall not constitute a waiver by Holder of the time of the essence provision of this Note.

24. HEADINGS. The subject headings of the paragraphs of this Note are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

25. REPRESENTATIONS.

(I) Representations of the Maker

Maker makes the following representations to the Payee:

      (a) Maker is duly organized, validly existing, and in good standing under the laws of the State of Delaware, and is qualified to do business as a foreign corporation in


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

            each jurisdiction, if any, in which its property or business requires such qualification;

      (b) Maker has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver this Note, and to perform and conclude all transactions contemplated by this Note and all other agreements and instruments related to this Note;

      (c) There is not, to the knowledge of Maker, any pending, threatened, or existing litigation, bankruptcy, criminal, civil, or regulatory proceeding or investigation, threatened or contemplated against Maker or against any of its officers.

      (d) Maker is not a party to any material contract not in the ordinary course of business that is to be performed in whole or in part at or after the date of this Note;

      (e) Maker has good and marketable title to the Collateral. The Collateral is not subject to any mortgage, encumbrance or lien of any kind except minor encumbrances that do not materially interfere with the use of the Collateral in the conduct of the business of Maker;

      (f) All required tax returns for federal, state, county, municipal, local, foreign and other taxes and assessments have been properly prepared and filed by Maker for all years for which such returns are due unless an extension for filing any such return has been filed. Any and all federal, state, county, municipal, local, foreign and other taxes and assessments, including any and all interest, penalties and additions imposed with respect to such amounts have been paid or provided for.

      (g) Maker is a business entity and this is a business debt. Maker shall not make any principal payments on any loan indebtedness owed by Maker to any of its officers, directors, shareholders or members, as the case may be, until all indebtedness owed to Lender under this
            Note is paid in full.

(II) Representations of Sibling Entertainment Group, Inc.

Sibling Entertainment Group, Inc. ("SEGI") makes the following representations to the Payee:

      (a) SEGI is duly organized, validly existing, and in good standing under the laws of the State of New York, and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification;

      (b) SEGI is a reporting company pursuant to Section (g) of the Securities Exchange Act of 1934;

      (c) SEGI has timely filed and is current on all reports required to be filed by it pursuant to Section 13 of the Securities Exchange Act of 1934;


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

      (d) SEGI authorized capital stock consists of 100,000,000 shares of Common Stock, $.001 par value, of which 32,249,067 shares are issued and outstanding as of February 27, 2007;

      (e) All the outstanding shares of its Common Stock are duly authorized and validly issued, fully paid and non-assessable; and

      (f) SEGI has good and marketable title to the Collateral. The Collateral is not subject to any mortgage, encumbrance or lien of any kind except minor encumbrances that do not materially interfere with the use of the Collateral in the conduct of the business of Maker.

(III) Representations of Sibling Pictures, Inc., Sibling Properties, Inc. and Sibling Music Corp.

Sibling Pictures, Inc., Sibling Properties, Inc. and Sibling Music Corp. each make the following representations to the Payee:

            o They each have good and marketable title to the Collateral. The Collateral is not subject to any mortgage, encumbrance or lien of any kind except minor encumbrances that do not materially interfere with the use of the Collateral in the conduct of the business of Maker.

26. PUT OPTION. Payee shall have the right to require Sibling Entertainment Group, Inc. to purchase all, or part of, the 250,000 shares issued to Payee as set forth in Section 7.b.(i) at a price of $.40 per share. This right of Payee shall commence six months (6) from the date hereof unless there is an Event of Default, in which case the right commences upon the occurrence of the Event of Default. Payee must send written notice of such exercise to Sibling Entertainment Group, Inc. and payment for such shares shall be required within five (5) business days of receipt of such notice. This Put Option shall survive the satisfaction of all other obligations under this Note.

27. EXECUTION IN SEVERAL COUNTERPARTS. This Note may be executed in several counterparts or by separate instruments and by facsimile transmission, and all of such counterparts and instruments shall constitute one agreement, binding on all of the parties hereto.


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

In witness whereof, Maker and other parties have executed this Note as of the date set forth above.

MAKER:

Attested by:                              SIBLING THEATRICALS, INC.

   /s/ Victoria Maxwell                   By: /s/ Mitchell Maxwell
--------------------------------             -----------------------------------
         Victoria Maxwell                    Mitchell Maxwell
         Secretary                           President

ONLY AS TO THE ISSUANCE OF SHARES AND WARRANTS PURSUANT TO SECTION 7.b. HEREIN, THE ISSUANCE OF SHARES AND PLEDGE OF COLLATERAL (LISTED ON SCHEDULE A) PURSUANT TO SECTION 22, THE REPRESENTATIONS PURSUANT TO SECTION 25 HEREIN AND THE PUT OPTION PURSUANT TO SECTION 26 HEREIN:

Attested by:                              SIBLING ENTERTAINMENT GROUP, INC.

   /s/ Victoria Maxwell                   By: /s/ Mitchell Maxwell
--------------------------------             -----------------------------------
         Victoria Maxwell                    Mitchell Maxwell
         Secretary                           President and CEO

ONLY AS TO THE PLEDGE OF COLLATERAL (LISTED ON SCHEDULE A) PURSUANT TO SECTION 22 HEREIN AND THE REPRESENTATIONS PURSUANT TO SECTION 25:

Attested by:                              SIBLING PICTURES, INC.

 /s/ James Cardwell                       By: /s/ Victoria Maxwell
----------------------------                 -----------------------------------
James Cardwell                               Victoria Maxwell
Secretary                                    President

ONLY AS TO THE PLEDGE OF COLLATERAL (LISTED ON SCHEDULE A) PURSUANT TO SECTION 22 HEREIN AND THE REPRESENTATIONS PURSUANT TO SECTION 25:

Attested by:                              SIBLING PROPERTIES, INC.

 /s/ Victoria Maxwell                     By:   /s/ James Cardwell
----------------------------                 -----------------------------------
Victoria Maxwell                                James Cardwell
Secretary                                       President

ONLY AS TO THE PLEDGE OF COLLATERAL (LISTED ON SCHEDULE A) PURSUANT TO SECTION 22 HEREIN AND THE REPRESENTATIONS PURSUANT TO SECTION 25:

Attested by:                              SIBLING MUSIC CORP.

   /s/ Victoria Maxwell                   By: /s/ Mitchell Maxwell
--------------------------------             -----------------------------------
Victoria Maxwell                                 Mitchell Maxwell
Secretary                                        Vice President


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                                   SCHEDULE A

                                   COLLATERAL

      For the purpose of securing prompt and complete payment and performance by the Maker of all of the obligations in the Note, the Maker, Sibling Entertainment Group, Inc., Sibling Pictures, Inc., Sibling Properties, Inc. and Sibling Music Corp. (collectively, the "Maker's Group"), unconditionally and irrevocably hereby grant to the Payee a continuing security interest in and to, and lien upon, the following property of the Maker's Group ("Pledged Property").

            (a) all goods of the Maker's Group, including, without limitation, machinery, equipment, furniture, furnishings, fixtures, signs, lights, tools, parts, supplies and motor vehicles of every kind and description, now or hereafter owned by the Maker's group or in which the Maker's Group may have or may hereafter acquire any interest, and all replacements, additions, accessions, substitutions and proceeds thereof, arising from the sale or disposition thereof, and where applicable, the proceeds of insurance and of any tort claims involving any of the foregoing;

            (b) all inventory of the Maker's Group, including, but not limited to, all goods, wares, merchandise, parts, supplies, finished products, other tangible personal property, including such inventory as is temporarily out of the Maker's custody or possession and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing;

            (c) all contract rights and general intangibles of the Maker's Group, including, without limitation, goodwill, trademarks, trade styles, trade names, leasehold interest, partnership or joint venture interests, patents and patent applications, copyrights, deposit accounts whether now owned or hereafter created;

            (d) all documents, warehouse receipts, instruments and chattel paper of the Maker's Group whether now owned or hereafter created;

            (e) all accounts and other receivables, instruments or other forms of obligations and rights to payment of the Maker's Group (herein collectively referred to as "Accounts"), together with the proceeds thereof, all goods represented by such Accounts and all such goods that may be returned by the Maker's Group's customers, and all proceeds of any insurance thereon, and all guarantees, securities and liens which the Maker's Group may hold for the payment of any such Accounts including, without limitation, all rights of stoppage in transit, replevin and reclamation and as an unpaid vendor and/or lienor, all of which the Maker represents and warrants will be bona fide and existing obligations of its respective customers, arising out of the sale of goods by the Maker's Group in the ordinary course of business;

            (f) to the extent assignable, all of the Maker's Group's rights under all present and future authorizations, permits, licenses and franchises issued or granted in connection with the operations of any of its facilities;

            (g) all products and proceeds (including, without limitation, insurance proceeds) from the above-described Pledged Property.

Notwithstanding the above, Sibling Entertainment Group, Inc owns 100% of four subsidiaries

Sibling Theatricals, Inc., Sibling Properties, Inc., Sibling Pictures, Inc. and Sibling Music Corp. Under each subsidiary, a "single purpose" entity is formed to produce specific projects and sub-entities for specific cities. Each subsidiary has acquired and/or is in the negotiations to acquire specific production rights in various projects. Most agreements do not allow us to sell our interests, but we can assign our income/earnings from such interests.

The production entities formed may collect box office, royalties and other income weekly from each show, but some of these monies are received in trust subject to the repayment of royalties to directors, designers, actors, etc. which cannot be assigned or sold. The following includes, but is not limited to, some of the arrangements referred to above:

Sibling Theatricals, Inc.

                               Existing Agreements

1. HATS! License Agreement between Sibling Entertainment Group, Inc. and the Red Hat Society, Inc. assigned to Hats Holdings, Inc., a wholly owned subsidiary of Sibling Theatricals, Inc. The Red Hat Society, Inc. receives 50% of the earnings from the production of HATS! The production of HATS! is also subject to the agreements with the artistic team including, but not limited to, the director, composers, lyricists, writers, designers and others.

2. HATS! License Agreement between Hats Holdings, Inc. and Dick Foster Agreement, Inc. for the production of HATS in Harrah's Entertainment controlled venues.

3.    HATS! License to HATS! Denver LLC (Denver Production).

4.    Promotion License Agreement with Harrah's Entertainment, Inc. for HATS!

5. Proposed Stock Purchase Agreement for the acquisition of 80% of Dick Foster Productions, Inc.

                                Future Agreements

6. Acquisition of the live-stage musical production rights to the book DEAN & ME by Jerry Lewis.

7. License of HATS! to Chi-Tex LLC for Chicago, the First National Tour, Texas, Branson, Kansas City.

8. License to sell HATS! for all of Florida to Tampa Bay Performing Arts Center for 2 years.

                                Other Agreements

Sibling Pictures, Inc.

9.    Option to purchase the film rights to REEL LOVE (Existing).

10.   100% Stock Ownership in the subsidiary Sibling Pictures Fund LLC.

Sibling Properties, Inc.

11. A 49-Year Leasehold Interest in the real estate subject to a sublease controlled by the Denver Civic Theatre, Inc. and existing mortgages.

Sibling Music Corp.

12. The Music Album/CD of the musical production of HATS! subject to third party producer, composer and lyricist rights and obligations for royalties and mechanicals


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